UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 30, 2021

Jefferies Financial Group Inc.
 (Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)	001-05721 (Commission File Number)	13-2615557 (IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 212-460-1900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)	By-Law Amendments

On September 30, 2021, the Board of Directors (the “Board’) of Jefferies Financial Group Inc. (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated By-Laws (as amended and restated, the “By-Laws”), effective as of September 30, 2021.

The purposes of the amendments were to modernize the By-Laws to reflect changes in New York law, as well as other advancements in technology. The By-Laws were amended to, among other things: (i) permit annual meetings of our shareholders to be held by electronic means; (ii) permit certain notices to be provided by electronic transmission; (iii) clarify quorum requirements; (iv) clarify necessary vote to approve matters presented to shareholders; (v) clarify that officers hold office until their successor shall have been duly appointed, or until the earlier of their death, resignation, or removal; (vi) clarify certain rights to indemnification and advancement of expenses to our directors and officers; and (vii) conform the advanced notice deadlines for shareholders to submit business proposals with the existing advanced notice deadlines for shareholders to nominate directors for election to the Board so that such notice must be received at the principal executive office of the Company not less than one hundred twenty (120) and not more than one hundred fifty (150) days prior to the first anniversary of the date of the Company’s proxy statement in connection with the last annual meeting. The amendments also include certain other ministerial and administrative changes consistent with New York law.

The foregoing description of the amendment to the By-Laws is qualified in its entirety by the full text of the By-Laws, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated By-Laws of Jefferies Financial Group Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

	By:	/s/ Michael J. Sharp
		Name:	Michael J. Sharp
		Title:	Executive Vice President and
General Counsel

Date: October 5, 2021

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Jefferies Financial Group Inc.

5